EXHIBIT 99.1

RESCARE THIRD QUARTER 2012 RESULTS

Revenues for the third quarter of 2012 were $396.8 million, which was slightly above prior year period revenues of $396.3 million.  Increased revenues from acquisitions in our Residential and HomeCare segments since the third quarter of 2011 were offset by contract losses and modifications in Workforce Services and other segments.

Income from continuing operations was $12.3 million for the third quarter of 2012, compared with $13.6 million in the same period of 2011.  The decrease is due to higher share-based compensation, depreciation and income tax expenses, which was partially offset by lower interest expense.  Adjusted EBITDA for the third quarter of 2012 was $36.2 million versus $35.6 million in the prior year quarter.

The company ceased providing international workforce services in Europe during the second quarter of 2011.  The closure and disposal of these operations have been accounted for as discontinued operations.  Accordingly, the results of these operations, net of income taxes, have been classified as discontinued operations for all periods presented.

RES-CARE, INC.
Unaudited Financial Highlights
(In thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2012	2011	2012	2011
Income Statement Data:
Revenues	$396,838	$396,267	$1,194,082	$1,181,443
Cost of services	296,202	297,555	896,434	890,488
Gross profit	100,636	98,712	297,648	290,955
Operating expenses:
Operational general and administrative	57,364	56,068	176,413	174,818
Corporate general and administrative	14,774	11,256	48,905	39,524
Total operating expenses	72,138	67,324	225,318	214,342

Operating income	28,498	31,388	72,330	76,613

Interest expense, net	7,951	10,394	26,301	31,757
Loss on extinguishment of debt	—	—	7,129	—
Income from continuing operations before income taxes	20,547	20,994	38,900	44,856
Income tax expense	8,271	7,361	15,660	14,399
Income from continuing operations	12,276	13,633	23,240	30,457
Income from discontinued operations, net of tax	—	16,657	—	10,441
Net income	12,276	30,290	23,240	40,898
Net loss – noncontrolling interest	(24)	(57)	(85)	(125)
Net income – Res-Care, Inc.	12,300	30,347	23,325	41,023

Other comprehensive income:
Foreign currency translation adjustments	265	(374)	294	(685)
Comprehensive income attributable to Res-Care, Inc.	$12,565	$29,973	$23,619	$40,338
Total comprehensive income	$12,541	$29,916	$23,534	$40,213

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RES-CARE, INC.
Unaudited Financial Highlights (continued)
(In thousands)
	Three Months Ended September 30,		Nine Months Ended September 30,
	2012	2011	2012	2011
Income from Continuing Operations to EBITDA and Adjusted EBITDA:
Income from continuing operations	$12,276	$13,633	$23,240	$30,457
Add: Interest, net	7,951	10,394	26,301	31,757
Loss on extinguishment of debt	—	—	7,129	—
Depreciation and amortization	6,661	4,192	20,010	14,156
Income tax expense	8,271	7,361	15,660	14,399
EBITDA (1)	35,159	35,580	92,340	90,769
Add: Onex transaction costs	—	—	—	1,737
Share-based compensation	920	—	2,945	—
Acquisition costs	75	—	339	266
Adjusted EBITDA (1)	$36,154	$35,580	$95,624	$92,772

	September 30, 2012	December 31, 2011
Balance Sheet Data:
ASSETS

Cash and cash equivalents	$29,084	$25,651
Accounts receivable, net	222,786	221,089
Other current assets	46,374	50,316
Total current assets	298,244	297,056
Property and equipment, net	81,386	84,893
Goodwill	281,569	267,697
Other intangible assets, net	318,635	314,954
Other assets	27,811	27,658
	$1,007,645	$992,258

LIABILITIES AND SHAREHOLDER’S EQUITY

Current liabilities	$157,550	$174,337
Other long-term liabilities	159,550	153,770
Long-term debt	365,110	365,196
Shareholder’s equity	325,435	298,955
	$1,007,645	$992,258

(1)
EBITDA is defined as income from continuing operations before depreciation and amortization, net interest expense, loss on extinguishment of debt and income taxes.  Adjusted EBITDA is defined as EBITDA before Onex transaction costs, share-based compensation and acquisition costs.  EBITDA and Adjusted EBITDA should not be considered as measures of financial performance under accounting principles generally accepted in the United States of America.  The items excluded from EBITDA and Adjusted EBITDA are significant components in understanding and assessing financial performance.  Management routinely calculates and presents EBITDA and Adjusted EBITDA because it believes that EBITDA and Adjusted EBITDA are useful to investors and are used as analytical indicators within the industry to evaluate performance, measure leverage capacity and debt service ability, and to estimate current or prospective enterprise value.  EBITDA is also used in measurements under certain covenants contained in the Company’s credit agreement.

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RES-CARE, INC.
Unaudited Financial Highlights (continued)
(In thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2012	2011	2012	2011
Cash Flow Data:
Net income	$12,276	$30,290	$23,240	$40,898
Adjustments to reconcile net income to cash provided by operating activities:
Depreciation and amortization	6,661	4,184	20,010	14,219
Amortization of discount and deferred debt issuance costs	824	698	2,091	2,256
Share-based compensation	920	—	2,945	—
Deferred income taxes, net	998	1,675	1,622	4,272
Provision for losses on accounts receivable	1,352	1,487	4,237	4,962
Write down on assets held for sale	—	14	—	1,642
Loss on extinguishment of debt, net of original issue discount paid	—	—	6,400	—
(Gain) loss on sale of assets	(19)	203	76	378
Changes in operating assets and liabilities	(6,760)	(23,325)	(22,807)	(25,252)
Cash provided by operating activities	16,252	15,226	37,814	43,375

Cash flows from investing activities:
Proceeds from sale of assets	37	(105)	80	217
Purchases of property and equipment	(3,909)	(3,833)	(11,324)	(9,133)
Acquisitions of businesses, net of cash acquired	(13,415)	(9,158)	(22,077)	(17,803)
Cash used in investing activities	(17,287)	(13,096)	(33,321)	(26,719)

Cash flows from financing activities:
Debt (repayments) borrowings, net	(3,234)	(1,776)	2,854	(33,246)
Debt issuance costs	(29)	(3)	(4,007)	(561)
Funds contributed by co-investors	—	—	—	1,400
Cash used in financing activities	(3,263)	(1,779)	(1,153)	(32,407)
Effect of exchange rate on cash and cash equivalents	84	(218)	93	(137)
(Decrease) increase in cash and cash equivalents	$(4,214)	$133	$3,433	$(15,888)

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RES-CARE, INC.
Unaudited Financial Highlights (continued)
(Dollars in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2012	2011	2012	2011
Segment Data:
Revenues:
Residential Services	$220,950	$217,012	$658,916	$635,840
ResCare HomeCare	82,485	79,572	249,848	237,652
Youth Services	44,606	46,320	136,205	137,984
Workforce Services	48,797	53,363	149,113	169,967
Consolidated	$396,838	$396,267	$1,194,082	$1,181,443

Adjusted Operating Income(1):
Residential Services	$30,772	$28,100	$87,360	$74,019
ResCare HomeCare	5,477	6,279	15,654	17,218
Youth Services	3,602	3,342	10,473	10,908
Workforce Services	3,448	4,985	7,750	14,154
Corporate	(14,801)	(11,318)	(48,907)	(37,949)
Consolidated	$28,498	$31,388	$72,330	$78,350

Adjusted Operating Margin(1):
Residential Services	13.9%	12.9%	13.3%	11.6%
ResCare HomeCare	6.6%	7.9%	6.3%	7.2%
Youth Services	8.1%	7.2%	7.7%	7.9%
Workforce Services	7.1%	9.3%	5.2%	8.3%
Corporate	(3.7%)	(2.9%)	(4.1%)	(3.2%)
Consolidated	7.2%	7.9%	6.1%	6.6%

(1)	Other (expense) income, which is included with corporate general and administrative expenses per the Income Statement Data on page 1, has been allocated for purposes of segment reporting.

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RES-CARE, INC.
Unaudited Financial Highlights (continued)
(Dollars in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2012	2011	2012	2011
Reconciliation of Operating Income to Adjusted Operating Income:
Operating Income:
Residential Services	$30,772	$28,100	$87,360	$74,019
ResCare HomeCare	5,477	6,279	15,654	17,218
Youth Services	3,602	3,342	10,473	10,908
Workforce Services	3,448	4,985	7,750	14,154
Corporate(1)	(14,801)	(11,318)	(48,907)	(39,686)
Consolidated	$28,498	$31,388	$72,330	$76,613

Adjustments:
Residential Services	$—	$—	$—	$—
ResCare HomeCare	—	—	—	—
Youth Services	—	—	—	—
Workforce Services	—	—	—	—
Corporate(1)	—	—	—	1,737
Consolidated	$—	$—	$—	$1,737

Adjusted Operating Income:
Residential Services	$30,772	$28,100	$87,360	$74,019
ResCare HomeCare	5,477	6,279	15,654	17,218
Youth Services	3,602	3,342	10,473	10,908
Workforce Services	3,448	4,985	7,750	14,154
Corporate	(14,801)	(11,318)	(48,907)	(37,949)
Consolidated	$28,498	$31,388	$72,330	$78,350

(1)	The nine month period ended September 30, 2011 included $1.7 million related to the Onex transaction costs.

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